UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☐    Preliminary Proxy Statement

☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐    Definitive Proxy Statement

☒    Definitive Additional Materials

☐    Soliciting Material under §240.14a-12

DEERE & COMPANY

_______________________________________________________________________________________

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐    Fee paid previously with preliminary materials.

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Vote Counts!
Your Vote Counts!
DEERE & COMPANY
2023 Annual Meeting
Vote by February 21, 2023 11:59 PM ET. For shares held in a Plan, vote by February 17, 2023 11:59 PM ET.

DEERE & COMPANY SHAREHOLDER RELATIONS ONE JOHN DEERE PLACE MOLINE, IL 61265

D94149-P82007-Z83715

You invested in DEERE & COMPANY, and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the shareholder meeting to be held on February 22, 2023.

Get informed before you vote

View the Notice of the 2023 Annual Meeting, the Proxy Statement, Form of Proxy, and the Fiscal 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to February 8, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.com
Control #

vote without entering a control number	2, 2023 10:00 a.m. CST
Smartphone users Point your camera here and vote without entering a control number	Vote Virtually at the Meeting* February 22, 2023 10:00 a.m. CST
Virtually at: www.virtualshareholdermeeting.com/DE2023

*	Please check the meeting materials for any special requirements for meeting attendance.
V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of the following Director Nominees:
1a.	Leanne G. Caret	For
1b.	Tamra A. Erwin	For
1c.	Alan C. Heuberger	For
1d.	Charles O. Holliday, Jr.	For
1e.	Michael O. Johanns	For
1f.	Clayton M. Jones	For
1g.	John C. May	For
1h.	Gregory R. Page	For
1i.	Sherry M. Smith	For
1j.	Dmitri L. Stockton	For
1k.	Sheila G. Talton	For

2.	Advisory vote to approve executive compensation (“say-on-pay”)	For
3.	Advisory vote on the frequency of future say-on-pay votes	Every One Year
4.	Ratification of the appointment of Deloitte & Touche LLP as Deere’s independent registered public accounting firm for fiscal 2023	For
5.	Shareholder proposal regarding termination pay	Against

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D94150-P82007-Z83715